SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                             EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant  [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement             [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(c)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                            ANTHRACITE CAPITAL, INC.
                -----------------------------------------------
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    -----------------------------------------------------------------------
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.

[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:
    ----------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:
    ----------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth in the amount on which the filing fee is calculated and state how it was determined)
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    ----------------------------------------------------------------------------

    (5) Total fee paid:

    [ ] Check box if any  part  of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:
    ----------------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:
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    (4) Date Filed:
    ----------------------------------------------------------------------------

[LOGO]
       ANTHRACITE
       345 PARK AVENUE, NEW YORK, NY 10154

                                                                   April 9, 1999




Dear Fellow Stockholder:

     On behalf of the Board of Directors, I cordially invite you to attend the Annual Meeting of Stockholders of Anthracite Capital, Inc. to be held at One Seaport Plaza, New York, New York, on Monday, May 17, 1999, at 10 a.m. Eastern Time. The matters to be considered by stockholders at the Annual Meeting are described in detail in the accompanying materials.

     IT IS VERY IMPORTANT THAT YOU BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE NUMBER OF SHARES YOU OWN OR WHETHER YOU ARE ABLE TO ATTEND THE ANNUAL MEETING IN PERSON. Let me urge you to mark, sign and date your proxy card today and to return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

     Your continued support of and interest in Anthracite Capital, Inc. are sincerely appreciated.



                                             Sincerely,

                                             /s/ Laurence D. Fink
                                             --------------------
                                             Laurence D. Fink
                                             Chairman

[LOGO]
       ANTHRACITE
       345 PARK AVENUE, NEW YORK, NY 10154




                        ANTHRACITE CAPITAL, INC. ("AHR")
                               ----------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                               ----------------
                           TO BE HELD ON MAY 17, 1999

To the Stockholders of Anthracite Capital, Inc.:

     NOTICE IS HEREBY GIVEN, that the 1999 annual meeting of stockholders (the "Annual Meeting") of Anthracite Capital, Inc. (the "Company") will be held at One Seaport Plaza, New York, New York, on Monday, May 17, 1999, at 10 a.m., Eastern Time, for the following purposes:


     1. To elect two Directors to serve on the Board of Directors for a three-year term and until their successors have been duly elected and qualified;

     2. To ratify the appointment by the Board of Directors of Deloitte & Touche LLP as the independent auditors of the Company for the fiscal year ending December 31, 1999; and

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only stockholders of the Company of record as of the close of business on March 31,1999 will be entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.

     Further information regarding the Annual Meeting, nominees for election as Directors, independent auditors and other matters is contained in the enclosed Proxy Statement.


                                        By order of the Board of Directors

                                        /s/ Susan L. Wagner,
                                        --------------------
                                        Susan L. Wagner,
                                        Secretary

New York, New York
April 9, 1999

--------------------------------------------------------------------------------
 IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY; IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE APPROPRIATE ENCLOSED PROXY OR PROXIES IN THE ACCOMPANYING ENVELOPE PROVIDED FOR YOUR CONVENIENCE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

                           ANTHRACITE CAPITAL, INC.
                          345 PARK AVENUE, 29TH FLOOR
                            NEW YORK, NEW YORK 10154
                               ----------------
                                PROXY STATEMENT
                               ----------------
                         ANNUAL MEETING OF STOCKHOLDERS

     This Proxy Statement and the accompanying Form of Proxy and Notice of Annual Meeting are provided in connection with the solicitation of proxies by the Board of Directors of Anthracite Capital, Inc., a Maryland corporation (the "Company"), for use at the annual meeting of stockholders to be held at One Seaport Plaza, New York, New York, on Monday, May 17, 1999, at 10 a.m., Eastern Time (the "Annual Meeting") and any adjournments thereof. The mailing address of the Company is 345 Park Avenue, New York, New York 10154. This Proxy Statement, the accompanying Proxy Card and the Notice of Annual Meeting are first being mailed to holders of the Company's common stock on or about April 9, 1999.

MATTERS TO BE CONSIDERED AT THE MEETING

     At the Annual Meeting, holders of the Company's common stock, par value $0.001 per share (the "Common Stock"), will vote upon (i) the election of two Directors to serve on the Board of Directors; (ii) the ratification of the appointment by the Board of Directors of Deloitte & Touche LLP as the independent auditors of the Company for the fiscal year ending December 31, 1999; and (iii) such other business as may properly come before the meeting or any adjournment thereof.

RECORD DATE

     The Board of Directors has fixed the close of business on March 31, 1999 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. At the close of business on March 31, 1999, the Company had outstanding 20,993,636 shares of Common Stock. Each share of Common Stock entitles its holder to one vote.

VOTING AT THE MEETING

     If the enclosed proxy is properly executed and returned to the Company in time to be voted at the Annual Meeting, it will be voted as specified on the proxy, unless it is properly revoked prior thereto. If no specification is made on the proxy as to any one or more of the proposals, the shares represented by the proxy will be voted as follows:

     FOR the election of each of the Director nominees; and

     FOR the ratification of the appointment of Deloitte & Touche LLP as the independent auditors of the Company for the fiscal year ending December 31, 1999.

     A majority of the votes entitled to be cast at the Annual Meeting, represented in person or by proxy, constitutes a quorum for purposes of transacting business at the Annual Meeting. The election of each nominee for Director will require the affirmative vote of the holders of a plurality of the votes cast on such proposal. The ratification of the independent auditors and any other matters submitted to a vote of the stockholders will be determined by a majority of the votes cast at the Annual Meeting.

     Under the rules of the New York Stock Exchange, brokers who hold shares in "street name" may have the authority to vote on certain matters when they do not receive instructions from beneficial owners. Brokers that do not receive instructions are entitled to vote on the election of Directors and the ratification of the independent auditors. In determining whether the proposal to elect Directors or to ratify the appointment of the independent auditors has received the requisite vote, abstentions and broker non-votes will be disregarded and will have no effect on the outcome of the vote. A vote "withheld" from a Director nominee will have the effect of a negative vote for such proposal since a plurality of the votes cast at the Annual Meeting is required for the election of each Director.

PROXIES

     The Company will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and others who forward solicitation material to beneficial owners of Common Stock. In addition to the use of the mails, proxies may be solicited by personal interview, telephone or other means deemed appropriate by the Board of Directors.

     A person giving the enclosed proxy has the power to revoke it at any time before it is exercised by (i) attending the Annual Meeting and voting in person, (ii) duly executing and delivering a proxy bearing a later date, or
(iii) sending written notice of revocation to the Company's Secretary at 345 Park Avenue, New York, New York 10154.

RECOMMENDATIONS OF THE BOARD OF DIRECTORS

     The Board of Directors recommends a vote FOR each of the nominees for Director and FOR the ratification of the appointment of Deloitte & Touche LLP as the independent auditors of the Company for the fiscal year ending December 31, 1999.

                             ELECTION OF DIRECTORS

     The Company's Board of Directors is comprised of six members classified in three groups. Members of each group serve a three-year term. At the Annual Meeting, two Directors will be elected to the class of Directors whose terms expire at the close of the 2002 Annual Meeting of Stockholders. The shares represented by the enclosed proxy will be voted for the election as Directors of the two nominees named below, unless a vote is withheld from either or both of the individual nominees. If any nominee becomes unavailable or unwilling to serve the Company as a Director for any reason, the persons named as proxies in the accompanying Proxy Card are expected to consult with management of the Company in voting the shares represented by them. The Board of Directors has no reason to doubt the availability of any nominee, and each has indicated his willingness to serve as a Director of the Company if elected by the stockholders at the Annual Meeting. The two nominees receiving the highest number of votes cast on such proposal at the meeting will be elected.

INFORMATION CONCERNING THE DIRECTOR NOMINEES

     The  Board of Directors has unanimously proposed Hugh R. Frater and Jeffrey
C. Keil as nominees for re-election as Directors of the Company. The present terms of Messrs. Frater and Keil expire upon the close of the 1999 Annual Meeting of Stockholders. The Company has no Nominating Committee, but instead the entire Board of Directors acts in such capacity. The Board of Directors does not have any policy with respect to consideration of nominees recommended by the security holders.

     The Board of Directors recommends a vote FOR each of the nominees for Director.

INFORMATION CONCERNING THE INCUMBENT DIRECTORS AND DIRECTOR NOMINEES

     Information concerning the names, ages, terms, positions with the Company and business experience of the members of the Board of Directors, including the nominees, is set forth below. Mr. Fink was elected to the Board of Directors in November 1997 and Mr. Frater was elected in February 1998. Each other Director has served continuously with the Company since his first election in March 1998.


                                                                                            DIRECTOR TERM
               NAME                 AGE                       POSITION                       EXPIRES (1)
---------------------------------- ----- ------------------------------------------------- --------------
INSIDE DIRECTORS:
  Laurence D. Fink                 46    Chairman of the Board of Directors                2000
  Hugh R. Frater                   43    President, Chief Executive Officer and Director   1999
UNAFFILIATED DIRECTORS:
  Donald G. Drapkin (3)            51    Director                                          2001
  Carl F. Geuther (2)              52    Director                                          2001
  Jeffrey C. Keil (2)(3)           55    Director                                          1999
  Kendrick R. Wilson, III (2)(3)   52    Director                                          2000

------------
(1) The Company's Directors are classified into three groups; each elected on a staggered basis for three-year terms.

(2) Member of Audit Committee.

(3) Member of Compensation Committee. Mr. Fink was a member of the Compensation Committee until December 31, 1998, when he was replaced by Mr. Wilson.

     LAURENCE D. FINK, Chairman, is also Chairman and Chief Executive Officer of BlackRock Financial Management, Inc. (the "Manager" or "BlackRock"), Chairman of the Manager's Management Committee and Co-Chair of the Manager's Investment Strategy Group. Mr. Fink serves on the Asset Liability Committee of PNC Bank. He is also Chairman of the Board and a Director of BlackRock's family of closed-end mutual funds, and a Director of BlackRock's offshore funds, BlackRock Asset Investors, BlackRock MQE Investors and BlackRock Fund Investors I, II and III. Prior to founding BlackRock in 1988, Mr. Fink was a member of the Management Committee and a Managing Director of The First Boston Corporation. Mr. Fink joined The First Boston Corporation in 1976 and served as co-head of its Taxable Fixed Income Division and head of its Mortgage and Real Estate Products Group. Mr. Fink is currently a member of the Boards of Trustees of New York University Medical Center, Dwight-Englewood School in Englewood, New Jersey, the National Outdoor Leadership School (NOLS) and Phoenix House, and a Director of VIMRx Pharmaceuticals, Inc. and Innovir Laboratories, Inc.
Mr. Fink earned a B.A. degree in political science from the University of California at Los Angeles in 1974 and an M.B.A. degree with a concentration in real estate from U.C.L.A. in 1976.

     HUGH R. FRATER, President and Chief Executive Officer, is a Managing Director and a member of the Management Committee of the Manager, where he was co-head of the BlackRock Account Management Group. Mr. Frater's primary responsibilities included developing investment products and marketing investment services for BlackRock's Institutional Asset Management clients. Prior to joining BlackRock in 1988, Mr. Frater was a Vice President in Investment Banking at Lehman Brothers in the financial institutions department. Mr. Frater earned a B.A. degree in English from Dartmouth College in 1978 and an M.B.A. degree in finance from Columbia University in 1985.

     DONALD G. DRAPKIN, is Vice Chairman and Director of MacAndrews & Forbes Holdings Inc. and several of its affiliates since 1987. Mr. Drapkin was a partner in the law firm of Skadden, Arps, Slate, Meagher & Flom for more than five years prior to 1987. Mr. Drapkin is also a Director of the following corporations which file reports pursuant to the Exchange Act: Algos Pharmaceutical Corporation, BlackRock Asset Investors, BlackRock MQE Investors, BlackRock Fund Investors I, II and III, Cardio Technologies, Inc., The Molson Companies Limited, Playboy Enterprises, Inc., Revlon, Inc., Revlon Consumer
Products Corporation, VIMRX Pharmaceuticals, Inc., and Weider Nutrition International Inc. (On December 27, 1996, Marvel, Marvel Holdings, Marvel Parent and Marvel III, of which Mr. Drapkin was a Director on such date, and several subsidiaries of Marvel filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code.)

     CARL F. GEUTHER, is a former Executive Vice President and Chief Financial Officer of WMC Mortgage Corp., a mortgage banking company. Mr. Geuther had been Vice Chairman and Chief Financial Officer, and previously Executive Vice President, of Great Western Financial Corporation and Great Western Bank since 1987. Mr. Geuther had joined Great Western following its acquisition of Aristar, Inc., a consumer finance and insurance company in 1983, where he served as Executive Vice President and Chief Financial Officer and previous financial management positions since 1974. He received an M.B.A. from Lehigh University in 1968 and a B.A. from Ursinus College in 1967.

     JEFFREY   C.  KEIL,  has  been  Chairman  of  the  Executive  Committee  of
International Real Returns, LLC, investment advisor to an investment company organized by Lazard Freres & Co., since January 1998. From 1996 to January 1998, Mr. Keil was a General Partner of Keil Investment Partners, a private fund which invested in the financial sector in Israel. From 1984 to 1996, Mr. Keil was President, Director and Chairman of the Finance Committee of Republic New York Corporation and Vice Chairman and a Member of the Executive Committee of Republic National Bank of New York. Mr. Keil earned a B.S. degree in economics at the University of Pennsylvania in 1965, pursued graduate studies in mathematical statistics, operationsresearch and international economics from the London School of Economics, and earned an M.B.A. degree with a concentration in Finance from Harvard Graduate School of Business Administration in 1968.

     KENDRICK R. WILSON, III, has been a partner of Goldman Sachs & Co. in the Financial Institutions Group since 1998. From 1989 to 1998, Mr. Wilson was Vice Chairman and member of the Management Committee of Lazard Freres & Co. L.L.C. Mr. Wilson has also served as President and Chief Operating Officer of Ranieri Wilson & Co. Mr. Wilson is a director of Bank United Corp., Meigher
Communications L.P. and American Marine Holdings Corp. Mr. Wilson is also a Director of the following corporations which file reports pursuant to the Exchange Act: BlackRock Asset Investors, BlacRock Fund Investors I, II and III. He is a Trustee of the Montana Land Reliance and a Trustee of the Hospital for Special Surgery. Mr. Wilson received an M.B.A. from Harvard Business School in 1975 and a B.A. from Dartmouth College in 1972. He also served as an officer in the U.S. Army Special Forces.

UNAFFILIATED DIRECTORS

     The Articles require that a majority of the Company's Directors shall be "Unaffiliated Directors." "Unaffiliated Director" shall mean any Director who
(a) does not own greater than a de minimis interest in the Manager or any of its affiliates, other than the Corporation and any person controlled by the Corporation, and who (b) within the last two years has not directly or indirectly (i) been an officer of or employed by the Corporation or the Manager or any of their affiliates, (ii) been a Director of the Manager or any of its affiliates other than the Corporation and any person controlled by the Corporation, (iii) performed more than a de minimis amount of services for the Manager or any of its affiliates or (iv) had any material business or professional relationship with the Manager or any of its affiliates other than as a Director of the Corporation or any person controlled by the Corporation. There are presently four Unaffiliated Directors.

COMPENSATION OF DIRECTORS

     Directors are elected for a term of three years, and hold office until their successors are elected and qualified. All officers serve at the discretion of the Company's Board of Directors. Although the Company may in the future have salaried employees, it currently has no such employees. The Company pays an annual director's fee to each unaffiliated Director of $20,000, a fee of $1,000 for each meeting of the Board of Directors attended by each Unaffiliated Director and reimbursement of costs and expenses of all Directors for attending such meetings. Affiliated Directors will not be separately compensated by the Company other than through the Company's stock option plan.

BOARD AND COMMITTEE MEETINGS

     The Audit Committee, composed of Messrs. Geuther, Keil and Wilson, makes recommendations to the Board of Directors concerning the selection of independent auditors, reviews the financial statements of the Company and considers such other matters in relation to the internal and external audit of the financial affairs of the Company as may be necessary or appropriate to facilitate accurate and timely financial reporting. The Audit Committee met one time during the fiscal year ended December 31, 1998.

     The Compensation Committee of the Board of Directors, composed of Messrs. Wilson (who assumed the position previously filled by Mr. Fink), Drapkin and Keil, administers the Company's 1998 Stock Option Plan, reviews all aspects of compensation of the Company's officers and makes recommendations on such matters to the full Board of Directors. The Compensation Committee met one time during the fiscal year ended December 31, 1998.

     During the fiscal year ended December 31, 1998, the Board of Directors of the Company met on four occasions. Each Director attended 75% or more of the meetings of the Board and of the Board committees on which he served. The Company is not aware of any Director who attended fewer than 75% of the aggregate of: (1) the total number of meetings of the Board of Directors (held during the period for which he has been a Director); and (2) the total number of meetings held by all committees of the board on which he served (during the periods that he served).

     The Company currently has no Nominating Committee.

                               EXECUTIVE OFFICERS

     The following table sets forth certain information with respect to the executive officers of the Company who are not also Directors. For information concerning Hugh R. Frater, see "Election of Directors."


       NAME           AGE                          POSITION
------------------   -----   ----------------------------------------------------
Richard M. Shea      39      Chief Operating Officer and Chief Financial Officer
Edwin O. Bergman     33      Vice President
Chris A. Milner      32      Vice President
Susan L. Wagner      37      Secretary
Mark S. Warner       37      Vice President

     Because the Manager maintains principal responsibility for managing the affairs of the Company, the Company does not employ full-time personnel and the officers listed above perform only ministerial functions as officers of the Company, such as executing contracts and filing reports with regulatory agencies. Notwithstanding the foregoing, the persons listed above, who are officers of the Manager and will be compensated by the Manager, are expected in their capacities as officers of the Manager, fulfilling duties of the Manager under the Management Agreement, to devote a substantial amount of their time to the affairs of the Company. As officers of the Manager, such persons will not have fiduciary obligations to the Company and its stockholders.

     RICHARD M. SHEA, ESQ., Chief Operating Officer and Chief Financial Officer, is a Director of the Manager and a member of the Risk Management and Analytics Group. Prior to joining BlackRock in 1993, Mr. Shea was an Associate Vice President and tax counsel at Prudential Securities, Inc. Mr. Shea joined Prudential in 1988 and was responsible for corporate tax planning, tax-oriented investment strategies and tax issues of CMOs and original issue discount obligations. Mr. Shea earned a B.S. degree, in accounting from the State University of New York at Plattsburgh in 1981 and a J.D. degree from New York Law School in 1984.

     EDWIN O. BERGMAN, Vice President - Risk Management, is also a Vice President in BlackRock's Risk Management and Analytics group. Since joining
BlackRock in October 1996, Mr. Bergman has performed a variety of functions throughout the Risk Management area. Prior to working at BlackRock, Mr. Bergman worked as an associate in Booz, Allen & Hamilton's Financial Services and Technology Practice. Prior to working at Booz, Allen & Hamilton, Mr. Bergman was a Vice President in Goldman, Sachs & Co.'s Mortgage Research area from December 1992 to February 1995. Mr. Bergman was a Senior Associate at Morgan Stanley from July 1987 to December 1992. Mr. Bergman received a B.A. in Economics and the Natural Sciences from The Johns Hopkins University in May of 1987 with departmental honors in Economics.

     CHRIS A. MILNER, Vice President - Acquisitions, is also a Vice President and Manager of PNC Real Estate Capital Markets, where he is responsible for managing PNC's Commercial Mortgage-Backed Securities Program and is a member of the Real Estate Executive Committee. Prior to co-founding PNC's CMBS Program in 1995, Mr. Milner was a Vice President in PNC's real estate asset management subsidiary. Mr. Milner joined PNC in 1990 upon completion of his graduate work at Indiana University where he earned his M.B.A. in Finance, MAGNA CUM LAUDE, with a concentration in Real Estate Finance. Mr. Milner earned a liberal arts B.A. degree from DePauw University in 1988.

     SUSAN L. WAGNER, Secretary, is a Managing Director of the Manager, where she heads the International Business and Strategic Product Development Departments and is a member of the Management Committee. Ms. Wagner serves as a Director of BlackRock's offshore funds. Prior to founding BlackRock in 1988, Ms. Wagner was a vice president in the Mortgage and Savings Institutions Group at Lehman Brothers. Ms. Wagner joined Lehman in 1984 in the Capital Markets Division and in 1986 was given responsibility for oversight of all subsidiaries through which Lehman issued structured mortgage securities. Ms. Wagner earned a B.A. degree, magna cum laude, in Economics and English from Wellesley College in 1982 and an M.B.A. degree in Finance from the University of Chicago in 1984.

     MARK S. WARNER, CFA, Vice President, is a Director and portfolio manager of the Manager, where his primary responsibility is managing client portfolios, specializing in the commercial mortgage and non-agency residential mortgage sectors. Prior to joining BlackRock in 1993, Mr. Warner was a Director in the Capital Markets Unit of the Prudential Mortgage Capital Company. Mr. Warner joined Prudential in 1987. Mr. Warner earned a B.A. degree in Political Science from Columbia University in 1983 and an M.B.A. degree in Finance and Marketing from Columbia Business School in 1987. Mr. Warner received his Chartered Financial Analyst (CFA) designation in 1993.

                   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

STOCK BENEFICIALLY OWNED BY PRINCIPAL STOCKHOLDERS

     The following table sets forth the beneficial ownership of the Company's Common Stock, as of March 31, 1999, by any person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) who is known to the Company to be the beneficial owner of more than five percent of the issued and outstanding shares of Common Stock.

                                                        NUMBER OF SHARES     PERCENT OF
                   NAME & ADDRESS                        OF COMMON STOCK       CLASS
----------------------------------------------------   ------------------   -----------
Merrill Lynch & Co., Inc. ("ML&Co.") (on behalf of     2,113,000            10.06%
Merrill Lynch Asset Management Group ("AMG"))(1)
World Financial Center, North Tower
250 Vesey Street
New York, NY 10381

Boston Partners Asset Management, L.P. ("BPAM")(2)     1,691,400             8.06%
28 State Street 20th Floor
Boston, MA 02109

Friedman, Billings, Ramsey Group, Inc. ("FBR")(3)      1,581,846             7.53%
1001 19th Street North
Arlington, VA 22209-1710

James Grosfeld & Nancy Grosfeld, joint tenants         1,371,800             6.53%
20500 Civic Center Drive
Suite 3000
Southfield, MI 40876

Citigroup Inc. ("Citigroup")(4)                        1,042,711             4.97%
153 East 53rd Street
New York, NY 10043

OppenheimerFunds, Inc.                                 1,025,000             4.88%
Two World Trade Center, Suite 3400
New York, NY 10048-0203

------------
(1) Based on information contained in Amendment No. 1 to Schedule 13G, dated January 29, 1999: (i) ML&Co. through AMG, its wholly owned subsidiary, and Merrill Lynch Global Allocation Fund, Inc. have beneficial ownership and shared voting power over 1,972,900 shares; and (ii) ML&Co. has beneficial ownership over an additional 140,100 shares.

(2) Based  on  information  contained  in Schedule 13G, dated February 12, 1999:
    (i) BPAM, Boston Partners Inc. ("BPI"), the sole general partner of BPAM and John Heathwood, the sole stockholder of BPI, have shared voting power and beneficial ownership over 1,691,400 shares; and (ii) BPAM holds all of its shares under management for its clients, who have the right to direct the receipt of dividends, to receive dividends from such shares and to receive the proceeds from the sale of such shares.

(3) Based on information contained in Amendment No.1 to Schedule 13G, dated February 16, 1999: (i) FBR, FBR Asset Investment Corporation, Eric F. Billings, Emanuel J. Friedman and W. Russell Ramsey have beneficial ownership and shared voting power over 1,581,846 shares; and (ii) W. Russell Ramsey has the sole dispositive power over an additional 20,000 shares.

(4) Based  on  information  contained  in Schedule 13G, dated February 10, 1999:
    (i)  Citigroup  through  its wholly owned subsidiaries, Salomon Smith Barney
    Holdings Inc. ("SSB") and Mutual Management Corp ("MMC"), has beneficial ownership and shared voting power over 1,042,700 shares; and (ii) Citigroup and SSB have beneficial ownership and shared voting power over an additional 11 shares.

STOCK BENEFICIALLY OWNED BY DIRECTORS, DIRECTOR NOMINEES AND OFFICERS

     The following table sets forth the beneficial ownership of the Company's Common Stock, as of March 31, 1999, by (i) each Director and Director nominee of the Company, (ii) each executive officer of the Company, and (iii) all Directors and executive officers as a group. Unless otherwise indicated, such shares of Common Stock are owned directly and the indicated person has sole voting and investment power.



                                                            NUMBER OF SHARES
                                                            OF COMMON STOCK
                                                              BENEFICIALLY      PERCENT OF
                          NAME                                 OWNED (1)          CLASS
--------------------------------------------------------   -----------------   -----------
Laurence D. Fink                                                 48,961           *
Hugh R. Frater                                                  116,000           *
Donald G. Drapkin                                                 5,745           *
Carl F. Geuther                                                   5,745           *
Jeffrey C. Keil                                                   5,745           *
Kendrick R. Wilson, III                                           5,745           *
Richard M. Shea                                                  53,650           *
Edwin O. Bergman                                                 28,500           *
Chris A. Milner                                                  43,000           *
Susan L. Wagner                                                  25,896           *
Mark S. Warner                                                   28,000           *
All Directors, Director nominees and executive officers
as a group (11 persons)                                         366,987        1.73%

------------
 *  Less than 1%.
(1) Includes shares issuable upon the exercise of options that are currently exercisable or that will become exercisable within 60 days. Such shares are held as follows: Mr. Fink (8,961); Mr. Frater (75,000); Mr. Drapkin (5,000); Mr. Geuther (5,000); Mr. Keil (5,000); Mr. Wilson (5,000); Mr.
    Shea  (50,000);  Mr.  Bergman  (25,000);  Mr.  Milner  (37,500);  Ms. Wagner
    (896); and Mr. Warner (25,000). Shares issuable upon the exercise of options that are currently exercisable or that will become exercisable within 60 days are treated as outstanding for purposes of computing the
    percentage   of   outstanding   shares.  To  the  Company's  knowledge,  all
    directors and executive officers of the Company have sole voting and investment power with respect to the shares of Common Stock held by them.

                             EXECUTIVE COMPENSATION

     During 1998, the Company did not pay any cash compensation to its executive officers but may, in the future, pay annual compensation to the Company's executive officers for their services as executive officers. The Company may from time to time, at the discretion of the Compensation Committee of the Board of Directors, grant options to purchase shares of the Company's Common Stock to the executive officers pursuant to the 1998 Stock Option Plan.


STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

     The following table sets forth information concerning the grant of stock options to the Company's chief executive officer during the last fiscal year.


                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                   POTENTIAL
                                                                                  REALIZABLE
                                                                                   VALUE AT
                                                                                    ASSUMED
                                                                                     ANNUAL
                                                                                   RATES OF
                                                                                  STOCK PRICE
                                                                                  APPRECIATIO
                                                                                      ON
                                                                                      FOR
                                                                                  OPTION TERM
                               INDIVIDUAL GRANTS                                    (1)($)
-------------------------------------------------------------------------------   -----------
                      NUMBER OF       % OF TOTAL
                     SECURITIES      OPTIONS/SARS
                     UNDERLYING       GRANTED TO      EXERCISE OR
                    OPTIONS/SARS     EMPLOYEES IN     BASE PRICE     EXPIRATION
      NAME           GRANTED (#)      FISCAL YEAR       ($/SH)          DATE       5%     10%
----------------   --------------   --------------   ------------   -----------   ----   ----
Hugh R. Frater        300,000           17.29%          15.00          3/27/08      0      0
                       35,842            2.07%          13.95          3/30/99      0      0

(1) The fair market value of a share of common stock on December 31, 1998 was 7-13/16, which corresponds to its closing price on the New York Stock Exchange.


EXERCISE OF OPTIONS AND STOCK APPRECIATION RIGHTS

     The following table sets forth information concerning the exercise of stock options during the last fiscal year by the Company's chief executive officer and the fiscal year-end value of his unexercised options.


     AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR, AND FY-END OPTION/SAR VALUES



                                                    NUMBER OF SECURITIES UNDERLYING        VALUE OF UNEXERCISED
                                                       UNEXERCISED OPTIONS/SARS         IN-THE-MONEY OPTIONS/SARS
                       SHARES                                AT FY-END (#)                     AT FY-END (1)($)
                     ACQUIRED ON        VALUE       -------------------------------   ---------------------------------
      NAME          EXERCISE (#)     REALIZED($)     EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
----------------   --------------   -------------   -------------   ---------------   -------------   --------------
                                                                                                            C>
Hugh R. Frater          0                0             35,842           300,000             0               0

(1) The fair market value of a share of common stock on December 31, 1998 was 7-13/16, which corresponds to its closing price on the New York Stock Exchange.

STOCK OPTIONS

     On March 23, 1998, the Company adopted a stock option plan (the "1998 Stock Option Plan") that provides for the grant of both qualified incentive stock options ("ISOs") that meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, and non-qualified stock options, stocks appreciation rights and dividend equivalent rights. Stock options may be granted to the Manager, directors, officers and any key employees of the Company, directors, officers and key employees of the Manager and to any other individual or entity performing services for the Company. The exercise price for any qualified option granted under the 1998 Stock Option Plan may not be less than 100% of the fair market value of the shares of Common Stock at the time the option is granted. The purpose of the 1998 Stock Option Plan is to provide a means of performance-based compensation to the Manager in order to attract and retain qualified personnel and to provide an incentive to others whose job performance affects the Company.

     As of December 31, 1998, the Company granted options to purchase up to 1,734,687 shares of Common Stock, predominantly to Directors and executive officers of the Company.

     Subject to anti-dilution provisions for stock splits, stock dividends and similar events, the 1998 Stock Option Plan authorizes the grant of options to purchase an aggregate of 2,470,453 shares of the Company's Common Stock. If an option granted under the 1998 Stock Option Plan expires or terminates, the shares subject to any unexercised portion of that option will again become available for the issuance of further options under the 1998 Stock Option Plan. Unless previously terminated by the Board of Directors, the 1998 Stock Option Plan will terminate ten years from its effective date, and no options may be granted under the 1998 Stock Option Plan thereafter.

     The 1998 Stock Option Plan is administered by a committee of the Board of Directors comprised entirely of Unaffiliated Directors (the "Compensation Committee"). Options granted under the 1998 Stock Option Plan become exercisable in accordance with the terms of the grant made by the Compensation Committee. The Compensation Committee has discretionary authority to determine at the time an option is granted whether it is intended to be an ISO or a non-qualified option, and when and in what increments shares of Common Stock covered by the option may be purchased. If stock options are to be granted to the Unaffiliated Directors, then the full Board of Directors will approve such grants.

     Under current law, ISOs may not be granted to any director of the Company who is not also a full-time employee or to directors, officers and other employees of entities unrelated to the Company. In addition, no options may be granted under the 1998 Stock Option Plan to any person who, assuming exercise of all options held by such person, would own or be deemed to own more than 9.8% of the outstanding shares of Common Stock of the Company.

     Each  option  must  terminate  no  more  than ten years from the date it is granted. Options may be granted on terms providing that they will be exercisable in whole or in part at any time or times during their respective terms, or only in specified percentages at stated time periods or intervals during the term of the option.

     The exercise price of any option granted under the 1998 Stock Option Plan is payable in full (i) by cash, (ii) by surrender of shares of the Company's Common Stock having a market value equal to the aggregate exercise price of all shares to be purchased, (iii) by cancellation of indebtedness owed by the Company to the option holder, (iv) by any combination of the foregoing, or (v) by a full recourse promissory note executed by the option holder. The terms of the promissory note may be changed from time to time by the Company's

Board of Directors to comply with applicable regulations or other relevant pronouncements of the Internal Revenue Service or the Securities and Exchange Commission ("SEC").

     The Company's Board of Directors may, without affecting any outstanding options, from time to time revise or amend the 1998 Stock Option Plan, and may suspend or discontinue it at any time. However, no such revision or amendment may increase the number of shares of Common Stock subject to the 1998 Stock Option Plan (with the exception of adjustments resulting from changes in capitalization), change the class of participants eligible to receive options granted under the 1998 Stock Option Plan or modify the period within which or the terms stated in the 1998 Stock Option Plan upon which the options may be exercised without stockholder approval.

                                  THE MANAGER

     The Manager is a subsidiary of PNC Bank, National Association ("PNC Bank"), which is itself a wholly owned subsidiary of PNC Bank Corp. Established in 1988, the Manager is a registered investment adviser under the Investment Advisers Act of 1940 and is one of the largest fixed-income investment management firms in the United States. The Manager engages in investment and risk management as its sole businesses and specializes in the management of domestic and offshore.


                     COMPLIANCE WITH SECTION 16(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Under federal securities laws, the Company's Directors and executive officers, and any persons beneficially owning more than ten percent of a registered class of the Company's equity securities, are required to report their ownership of the Common Stock and any changes in that ownership to the SEC. These persons are also required to furnish the Company with copies of these reports. Specific due dates for these reports have been established, and the Company is required to report in the Proxy Statement any failure to timely file such reports by those due dates during the 1998 fiscal year.

     To the Company's knowledge, based solely upon review of copies of such reports furnished to the Company and written representations from the Company's Directors and executive officers that no other reports were required, the Company believes that all of these filing requirements were satisfied by the Company's Directors and executive officers during 1998.


                      RATIFICATION OF INDEPENDENT AUDITORS

PROPOSED INDEPENDENT AUDITOR

     Deloitte & Touche LLP has served as independent auditors of the Company and its subsidiary for the fiscal year ended December 31, 1998. The Audit Committee of the Board of Directors has appointed Deloitte & Touche LLP, independent certified public accountants, to be the Company's independent auditors for the fiscal year ending December 31, 1999 and has further directed that the selection of the auditors be submitted for ratification by the stockholders at the Annual Meeting.

     A representative of Deloitte & Touche LLP will be present at the Annual Meeting, will be given the opportunity to make a statement, if he so desires, and will be available to respond to appropriate questions from stockholders.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors recommends a vote FOR the ratification of the appointment of Deloitte & Touche LLP as the independent auditors for the Company for the fiscal year ending December 31, 1999.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

RELATIONSHIP BETWEEN ANTHRACITE AND THE MANAGER

     BlackRock is a subsidiary of PNC Bank, National Association which is a wholly owned subsidiary of PNC Bank Corp. ("PNC Bank"). The Manager, subject to the supervision of the Board of Directors, is responsible for the day-to-day operations of the Company pursuant to a Management Agreement. The following table summarizes all compensation, fees and other benefits (including reimbursement of out-of-pocket expenses) that the Manager may earn or receive under the terms of the Management Agreement.


 RECIPIENT      PAYOR                                   AMOUNT
-----------   ---------   -----------------------------------------------------------------
Manager       Company     Base management fee equal to a percentage of the average invested assets by rating category of the Company(1)
Manager       Company     Incentive compensation based on the amount, if any, by which  the
                          Company's Funds  From  Operations and certain net  gains exceed a hurdle rate
Manager       Company     Out-of-pocket expenses of Manager paid to third parties(2)

------------
(1) The base management fee is equal to 1% per annum of average invested assets rated less than BB- or not rated, 0.75% of average invested assets rated BB- through BB+, and 0.35% of average invested assets rated above BB+.

(2) The Manager may engage PNC Bank, Midland Loan Services, Inc. ("Midland"), a wholly owned subsidiary of PNC Bank, or unaffiliated third parties to conduct due diligence with respect to potential portfolio investments and to provide certain other services. Accordingly, a portion of the out-of-pocket expenses may be paid to PNC Bank or Midland in such capacities. The Company's guidelines require the contract for such engagement to be conducted at arm's length, as evidenced by documentation provided by the Manager to the Board of Directors. PNC Bank and Midland are paid fees and out-of-pocket expenses as would customarily be paid to unaffiliated third parties for such services.

     The base management fee is intended to compensate the Manager for its costs in providing management services to the Company. The Board of Directors of the Company may adjust the base management fee with the consent of the Manager in the future if necessary to align the fee more closely with the costs of such services.

     The Manager will be entitled to receive incentive compensation for each fiscal quarter in an amount equal to the product of (A) 25% of the dollar amount by which (1)(a) Funds From Operations of the Company (before the incentive fee) per share of Common Stock (based on the weighted average number of shares outstanding) plus (b) gains (or minus losses) from debt restructuring and sales of property per share of Common Stock (based on the weighted average number of shares outstanding), exceed (2) an amount equal to (a) the weighted average of the price per share of the initial offering and the prices per share of any secondary offerings by the Company multiplied by (b) the Ten-Year U.S. Treasury Rate plus three and one-half percent per annum (expressed as a quarterly percentage) multiplied by (B) the weighted average number of shares of Common Stock outstanding during such quarter. Notwithstanding the foregoing, accrual and payment of any portion of the incentive compensation that is attributable to net capital gains of the Company will be delayed to the extent, if any, required by the Investment Advisors Act of 1940, as amended. "Funds From Operations" as defined by the National Association of Real Estate Investment Trusts ("NAREIT") means net income computed in accordance with generally accepted accounting principles ("GAAP") excluding gains (or losses) from debt restructuring and sales of property, plus depreciation and amortization on real estate assets, and after adjustments for unconsolidated partnerships and joint ventures. Funds From Operations does not represent cash generated from operating activities in accordance with GAAP and should not be considered as an alternative to net income as an indication of the Company's performance or to cash flows as a measure of liquidity or ability to make distributions. As used in calculating the Manager's compensation, the term "Ten-Year U.S. Treasury Rate" means the arithmetic average of the weekly average yield to maturity for actively traded current coupon U.S. Treasury fixed interest rate securities (adjusted to constant maturities of ten years) published by the Federal Reserve Board during a quarter, or if such rate is not published by the Federal Reserve Board, any Federal Reserve Bank or agency or department of the federal government selected by the Company.

     For the year ended December 31, 1998, the Company paid the Manager $3,474,000 in base management fees and no incentive compensation. In accordance with the provisions of the Management Agreement, the Company recorded reimbursements to the Manager of $250,000 for certain expenses incurred on behalf of the Company by the Manager during 1998.


RELATIONSHIP  BETWEEN  THE  MANAGER  AND  ANTHRACITE'S  DIRECTORS  AND EXECUTIVE
   OFFICERS

     In addition to being Chairman of the Board of Directors of the Company, Laurence D. Fink is Chairman of the Board and Chief Executive Officer of the
Manager. Hugh R. Frater is Managing Director of the Manager as well as President and Chief Executive Officer of the Company. Richard M. Shea is a Director of the Manager in addition to his position as Chief Operating Officer and Chief Financial Officer of the Company. Similarly, each of the Company's executive officers also serves as an officer of the Manager.

OTHER MATERIAL TRANSACTIONS BETWEEN ANTHRACITE AND THE MANAGER

     PNC Investment Corp., a wholly owned indirect subsidiary of PNC, purchased, in a private placement, 648,352 shares of common stock at $13.95 per share for a total of $9,045,000. The sale of these shares was consummated at the time of the closing of the Company's initial public offering on March 27, 1998.

     During 1998, the Company purchased, in private placements, 11 classes of subordinated commercial mortgage-backed security ("CMBS") interests for a total of $142,855,000 in two securitization transactions in which PNC Bank and/or Midland participated as sellers of a portion of the commercial mortgage loans underlying the CMBS interests.

     The Company reimbursed PNC Bank and Midland for $1,243,000 in due diligence costs incurred on behalf of the Company by PNC Bank and Midland during 1998.

                               PERFORMANCE GRAPH

     The following graph compares the change in the Company's stockholder cumulative total return on the Common Stock for the period March 24, 1998, which was the first day the Company's Common Stock traded on the NYSE, through December 31, 1998, with the changes in the Standard & Poor's 500 Stock Price Index (the "S&P 500"), the Standard & Poor's 500 REIT Index (the "S&P REIT") and the Nasdaq Composite Index ("NASDAQ"), for the same period, assuming an investment of $100 for the Common Stock and each index, for comparative purposes. Total return equals appreciation in stock price plus dividends paid, and assumes that all dividends are reinvested. The information herein has been obtained from sources believed to be reliable, but neither its accuracy nor its completeness is guaranteed. The performance graph is not necessarily indicative of future investment performance.



                      [FIGURES BELOW REPRESENT LINE CHART]


DATE     S&P 500 INDEX    NASDAQ NATL MKT COMP    ANTHRACITE CAP  S&P REIT INDEX
--------------------------------------------------------------------------------
Mar-98       100                100                    100           100

Apr-98       101.01             101.71                  93.33         96.39

May-98        99.27              96.31                  90.83         95.63

Jun-98       103.3              102.79                  94.3          95.02

Jul-98       102.2              101.64                  81.56         87.92

Aug-98        87.44              81.41                  65.84         79.3

Sep-98        93.04              92.11                  60.22         84.16

Oct-98       100.61              96.38                  40.73         81.71

Nov-98       106.7              106.11                  52.69         82.49

Dec-98       112.85             119.51                  55.35         80.78

                              FINANCIAL STATEMENTS

     The Company will furnish, without charge, a copy of the Company's most recent Annual Report to any stockholder upon request, provided such Annual Report is not enclosed herein. Written requests should be directed to 345 Park Avenue, New York, New York 10154. Telephone requests should be directed to 212-409-3333.

                 STOCKHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

     The Board of Directors will provide for the presentation of proposals by stockholders at the 2000 annual meeting of stockholders, provided that such proposals are submitted by eligible stockholders who have complied with the relevant regulations of the SEC regarding stockholder proposals. Stockholder proposals intended to be submitted for presentation at the 2000 annual meeting of stockholders of the Company must be in writing and must be delivered to the Secretary of the Company at its executive offices by personal delivery or United States mail no later than March 18, 2000 and no earlier than February 18, 2000 for inclusion in the Company's proxy statement and the form of proxy relating to the 2000 annual meeting. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting (including the specific proposal to be presented) and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the stockholder proposing such business, (iii) the class and number of shares of the Company that are beneficially owned by the stockholder, and (iv) any material interest of the stockholder in such business.

                                 OTHER MATTERS

     The Board of Directors knows of no other business to be brought before the Annual Meeting. If any other matters properly comes before the Annual Meeting, the proxies will be voted on such matters in accordance with the judgment of the persons named as proxies therein, or their substitutes, present and acting at the meeting.

     No person is authorized to give any information or to make any representation not contained in this Proxy Statement, and, if given or made, such information or representation should not be relied upon as having been authorized. This Proxy Statement does not constitute the solicitation of a proxy, in any jurisdiction, from any person to whom it is unlawful to make such proxy solicitation in such jurisdiction. The delivery of this Proxy Statement shall not, under any circumstances, imply that there has not been any change in the information set forth herein since the date of the Proxy Statement.


                                              By Order of the Board of Directors

                                              /s/ Laurence D. Fink
                                              --------------------
                                              Laurence D. Fink
                                              Chairman


New York, New York
April 9, 1999

--------------------------------------------------------------------------------
       -------

       -------

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS:

  1. ELECTION OF TWO     FOR all nominees     [ ]    WITHHOLD AUTHORITY to vote     [ ]   *EXCEPTIONS   [ ]
     DIRECTORS           listed below                for all nominees listed below

  Nominees: Hugh R. Frater, Jeffrey C. Keil
  (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE "FOR" ANY INDIVIDUAL NOMINEE, MARK THE "EXCEPTIONS" BOX AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)
*Exceptions --------------------------------------------------------------------


 2. Acting upon a proposal to ratify the appointment of Deloitte & Touche   3. In their discretion, upon such other
    LLP as independent auditors for the year ending December 31, 1999.         matters as  may properly come
                                                                               before the meeting.

 FOR [ ]  AGAINST [ ]   ABSTAIN [ ]  FOR [ ]  AGAINST [ ]  ABSTAIN  [ ]


                                                  CHANGE OF ADDRESS AND
                                                  OR COMMENTS MARK HERE      [ ]

                                                  (Please  sign  exactly as name
                                                  or names appear  hereon.  When
                                                  signing as attorney, executor,
                                                  administrator,    trustee   or
                                                  guardian,   please  give  your
                                                  full  title as  such;  if by a
                                                  corporation,  by an authorized
                                                  officer;  if by a partnership,
                                                  in  partnership   name  by  an
                                                  authorized  person.  For joint
                                                  owners,   all  co-owners  must
                                                  sign.)


                                                  Dated: ------------------ 1999

                                                  ------------------------------

                                                  ------------------------------
                                                    (Signature of Stockholder)

                                                  |
                                                  |
                                               ---
                                                   VOTES MUST BE INDICATED
                                                   (X) IN BLACK OR BLUE INK. [X]

     PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY IN THE ENVELOPE PROVIDED.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                            ANTHRACITE CAPITAL, INC.

              PROXY - ANNUAL MEETING OF STOCKHOLDERS, MAY 17, 1999

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        RICHARD M. SHEA, FRANK D. GORDON and HENRY GABBAY, and each of them, are hereby appointed the proxies of the undersigned, with full power of substitution on behalf of the undersigned to vote, as designated below, all the shares held of record on March 31, 1999 by the undersigned at the Annual Meeting of Stockholders of ANTHRACITE CAPITAL, INC., to be held at One Seaport Plaza, New York, New York, at 10:00 A.M., on Monday, May 17, 1999 and all adjournments thereof.

        This Proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder. If no direction is indicated, this Proxy will be voted FOR the election of all nominees listed hereon and FOR Proposal 2.

        The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and accompanying Proxy Statement.

 (Continued, and to be signed and dated on the reverse side)


                                             ANTHRACITE CAPITAL, INC.
                                             P.O. Box 11255
                                             New York, N.Y. 10203-0255



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